GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL [Abstract]
GOODWILL
NOTE 7:-	GOODWILL

Goodwill relates to one reporting unit that resides within the perimeter segment.

Changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2010 are as follows:

As of January 1, 2010	$2,053

Foreign currency translation adjustments	(27)

As of December 31, 2010	2,026

Foreign currency translation adjustments	(56)

As of December 31, 2011	$1,970

The Company determined the fair value of the reporting unit using the income approach. The material assumptions used for the income approach for 2011 were 5 years of projected net cash flows, a discount rate of 14.9% and a long-term growth rate of 1.0%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.